SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2003

METRO-GOLDWYN-MAYER INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13481	95-4605850
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10250 Constellation Boulevard, Los Angeles, CA 90067-6241

(Address of Principal Executive Offices) (Zip Code)

(310) 449-3000

(Registrant’s telephone number, including area code)

2500 Broadway Street, Santa Monica, CA 90404

(Former Name or Former Address, if Changed Since Last Report.)

Item 5.	Other Events

On June 30, 2003, Metro-Goldwyn-Mayer Inc. (“MGM”) and Cablevision Systems Corporation (“Cablevision”) issued separate press releases regarding the sale by MGM of its 20% interest in three cable networks to Cablevision. Copies of both releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 7.	Exhibits

99.1	MGM press release dated June 30, 2003

99.2	Cablevision press release dated June 30, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO-GOLDWYN-MAYER INC.

Date:	July 1, 2003	By:	/s/ JAY RAKOW
		Name:	Jay Rakow
		Title:	Senior Executive Vice President and General Counsel